Exhibit 99.1

NEWS RELEASE

Vestis Completes Spin-Off from Aramark
Vestis begins trading today on the NYSE under ticker “VSTS”
Significant opportunity for growth as a leader in uniforms and workplace supplies
ATLANTA, GA, October 2, 2023 – Vestis (NYSE: VSTS), a leading provider of uniforms and workplace supplies, has completed its previously announced, spin-off from Aramark (NYSE: ARMK). Vestis will begin trading today on the New York Stock Exchange under the ticker “VSTS,” effective at the market opening.
“Today marks an exciting, new chapter for Vestis as a standalone, public company. Our outstanding management team has established a clear pathway to value creation and our ~20,000 amazing teammates are rallied around our purpose to empower people to do good work and good things for others while at work,” said Vestis President and Chief Executive Officer Kim Scott. “Vestis is well-positioned to deliver against our long-term financial commitments and we are looking forward to creating value for our customers, teammates, and shareholders in the years ahead.”
Vestis is the second largest provider in the industry and launches with over 300,000 customer locations and approximately 20,000 employees across North America. The Company’s comprehensive service offering includes uniforms and workwear, floor care (mats), towels, aprons, linen services, managed restroom supply services, and first aid and safety products.
Effective as of September 30, 2023, Aramark common stockholders of record as of the close of business on September 20, 2023 (the “Record Date”), received one share of Vestis common stock for every two shares of Aramark common stock held as of the Record Date. Aramark common stockholders who held Aramark common stock as of the Record Date will receive a book-entry account statement reflecting their ownership of Vestis common stock or their brokerage account will be credited with Vestis shares. Because September 30, 2023, was a Saturday and not a business day, the shares are expected to be credited to “street name” stockholders through the Depository Trust Corporation (DTC) today. The distribution is intended to be tax-free to Aramark stockholders for U.S. federal income tax purposes, except with respect to cash received in lieu of fractional shares of Vestis common stock.
About VESTIS™
Vestis is a leader in the B2B uniform and workplace supplies category. Vestis provides clean and safe uniform services and workplace supplies to a broad range of North American customers from Fortune 500 companies to locally owned small businesses across a broad set of end markets. The Company’s comprehensive service offering includes a full-service uniform rental program, cleanroom and other specialty garment processing, floor mats, towels, linens, managed restroom services, first aid supplies and more.

NEWS RELEASE

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. In particular, statements as to value creation, delivering against financial commitments and the tax-free nature of the spin-off are forward-looking statements. These forward-looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions elsewhere in this press release. All forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, risks associated with indebtedness incurred in connection with the spin-off; the risk of increased costs from lost synergies, costs of restructuring transactions and other costs incurred in connection with the spin-off; retention of existing management team members as a result of the spin-off; reaction of customers, our employees and other parties to the spin-off; and the impact of the proposed spin-off on our business. Additional factors include, but are not limited to, risks associated with unfavorable economic conditions, increases in fuel and energy costs, the failure to retain or win new customers, adverse incidents, competition in our industry, increased operating costs and obstacles to cost recovery, changes in customer preferences, supply chain risks, COVID-19, the ability to hire and retain qualified personnel, continued or further unionization, multi-employer pension plans, non-compliance with law or regulation, changes in law, cybersecurity risks and the other financial, operational and legal risks and uncertainties detailed from time to time in Vestis’ cautionary statements contained in its filings with the SEC. All forward-looking statements speak only as of the date of this press release. Vestis undertakes no obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.
Contact
Valerie Haertel, IRC
Investor Relations and External
Communications
470.924.1293
Valerie.haertel@vestis.com
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